UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/03/2006

Innospec Inc
(Exact name of registrant as specified in its charter)

Commission File Number:  -

DE	981081725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Innospec Manufacturing Park
Oil Sites Road
Ellesmere Port
Cheshire
CH65 4EY
(Address of principal executive offices, including zip code)

44 151 350 6937
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 2, 2006 the Corporation issued a press release announcing that its Board of Directors had authorised a Rule 10b5-1 stock re-purchase plan. The plan will commence on May 8, 2006 and complete on July 26, 2006. Under the new plan, the Company may re-purchase up to 420,000 shares of common stock.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc

Date: May 03, 2006	By:	/s/ Andrew Hartley
Andrew Hartley
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release for stock re-purchase plan - May 2, 2006